SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 4, 2003

(Date of earliest event reported)

ClickSoftware Technologies Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-30827	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

34 Habarzel Street
Tel Aviv, Israel 59710

(Address of principal executive offices) (Zip Code)
Registrant’s telephone, including area code: (972-3) 755-9400
Not Applicable

(Former name and former address, if changed since last report)

Item 7. Financial Statements and Exhibits

Item 12. Results of Operations and Financial Condition

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibits are furnished herewith:

EXHIBIT NO.	TITLE

99.1	Press release dated August 4, 2003.

Item 12. Results of Operations and Financial Condition

     ClickSoftware Technologies Ltd. issued a press release on August 4, 2003 (the “Press Release”) to announce its financial results for the second quarter ended June 30, 2003. A copy of the Press Release is furnished as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICKSOFTWARE TECHNOLOGIES LTD

By: /s/ Shmuel Arvatz Shmuel Arvatz Executive Vice President and Chief Financial Officer

Dated: August 4, 2003

EXHIBIT INDEX

EXHIBIT NO.	TITLE

99.1	Press release dated August 4, 2003.

[NOTE TO COMPANY: Press release should be separately tagged as Exhibit 99.1.]